UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue
Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fifth Amended and Restated Articles of Incorporation

Perry Ellis International, Inc. (the “Company”) has filed the Fifth Amended and Restated Articles of Incorporation (the “Fifth Amended and Restated Articles”), effective July 1, 2016, to implement the amendments approved by the Company’s shareholders at the most recent annual meeting of shareholders. The Fifth Amended and Restated Articles amend the Company’s Fourth Restated Articles of Incorporation (the “Fourth Restated Articles”), as follows:

•	Article IV of the Fourth Restated Articles, which set forth the process and requirements for shareholder proposals to be considered at annual meetings, and Article VII of the Fourth Restated Articles, which set forth the process and requirements for shareholder nominations to the Company’s Board of Directors (the “Board”), have been deleted. These provisions will hereafter be included only in the Company’s Second Amended and Restated Bylaws, as described below.

•	Article VI of the Fourth Restated Articles has been amended to phase out classification of the Board over a three-year period beginning with the 2017 annual meeting of shareholders.

The foregoing description of the amendments included in the Fifth Amended and Restated Articles does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Amended and Restated Articles, a copy of which is attached to this Current Report as Exhibit 3.1.

Second Amended and Restated Bylaws

Concurrently with the filing of the Fifth Amended and Restated Articles, the Board adopted effective July 1, 2016 the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which incorporates a number of changes to Article Two, Section 14 regarding advance notice of shareholder business and nominations. This section, as amended, is summarized below:

•	A shareholder may nominate a candidate for director only if timely notice of such nomination is given to and received by the Company in advance of the meeting. Ordinarily, such notice must be delivered to, or mailed and received by, the Company’s Secretary not earlier than the close of business on the 120th calendar day and not later than the close of business on the 90th calendar day prior to the one-year anniversary date of the immediately preceding year’s annual meeting of shareholders or special meeting held in lieu thereof (the “Anniversary Date”). If, however, the date of the annual meeting of shareholders is more than 30 calendar days before or more than sixty 60 calendar days after the Anniversary Date, or if the Company did not hold an annual meeting of shareholders or a special meeting in lieu thereof in the preceding fiscal year, notice by the shareholder to be timely must be delivered, or mailed and received, not later than the later of (i) the close of business on the 90th calendar day prior to such annual meeting or (ii) the close of business on the 10th calendar day following the day on which public disclosure of the date of such annual meeting was first made. In certain cases, notice may be delivered and received later if the number of directors to be elected to the Board is increased, but only with respect to such newly created directorships.

•	Further, the shareholder submitting a notice of nomination for election of a director must set forth in the notice (i) the name, age, business and residence address of the person or persons to be nominated, (ii) the principal occupation or employment during the past five years of such person or persons, (iii) the number of shares of stock of the Company that are beneficially owned by such person or persons, (iv) whether such person or persons are or have been during the past five years directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and, if so, a description of that position or ownership, (v) any directorships or similar positions, and/or beneficial ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by such person or persons in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, (vi) whether, in the last five years, such person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other government, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, (vii) a description of any arrangements or understandings between the shareholder and the proposed nominee, (viii) the consent of each such person to serve as a director, if elected, (ix) any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as well as (x) the name and business address and the record name and record address of the shareholder proposing such nomination, (xi) the class, series and number of shares of stock which are beneficially owned by the shareholder, and (xii) certain other information specified in the Amended Bylaws.

•	Except as otherwise provided by law, the exclusive means by which business may be transacted and corporate actions may be proposed or taken at an annual meeting of shareholders is if such business was (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board, or (iii) brought before the annual meeting by a shareholder present in person who (A) was the beneficial owner of shares of the Company’s stock entitled to vote at the meeting as of the time of giving the proposal notice on the record date for the determination of shareholders entitled to vote at the annual meeting and as of the time of the annual meeting, and (B) has complied with the provisions of the Amended Bylaws relating to advance notice of shareholder business. In that regard, timely notice must be given to and received by the Company within the time limits described above. The notice must set forth, as to each matter the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class, series and number of shares of stock which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business, among other information.

•	If the Company calls a special meeting of shareholders to elect one or more directors, a shareholder may nominate a candidate if an advance notice of nomination from such shareholder is given and received in writing and delivered to, or mailed and received by, the Company’s Secretary not later than the later of (i) the close of business on the 90th calendar day prior to the scheduled date of such special meeting or (ii) the close of business on the 10th calendar day following the day on which public disclosure of the date of such special meeting of shareholders was first made (or if that day is not a business day for the Company, on the next succeeding business day). The notice of nomination from such shareholder must also include the required information with respect to director nominations described above.

The foregoing description of the amendments included in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is attached to this Current Report as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Fifth Amended and Restated Articles of Incorporation of Perry Ellis International, Inc.

3.2	Second Amended and Restated Bylaws of Perry Ellis International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: July 1, 2016	By:	/s/ Cory Shade
Cory Shade, Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Articles of Incorporation of Perry Ellis International, Inc.
3.2	Second Amended and Restated Bylaws of Perry Ellis International, Inc.